Summary Prospectus
Touchstone Balanced FundOctober 28, 2026
Class A Ticker: SEBLX Class C Ticker: SBACX
Class Y Ticker: SIBLX Class R6 Ticker: TBARX
Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2026, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/Resources, call 1.800.543.0407, or ask any financial adviser, bank, or broker-dealer who offers shares of the Fund.
Touchstone Balanced Fund Summary
The Fund’s Investment Goal
The Touchstone Balanced Fund (the “Fund”) seeks capital appreciation and current income.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information on pages 61 and 70, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the “Example” below.
	Class A	Class C	Class Y	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.25%	0.28%	0.28%	0.43%
Total Annual Fund Operating Expenses	0.98%	1.76%	0.76%	0.91%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	0.00%	0.00%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.98%	1.76%	0.76%	0.63%
(1)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes;

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brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.01%, 1.78%, 0.81%, and 0.63% of average daily net assets for Classes A, C, Y, and R6 shares respectively. This contractual expense limitation is effective through October 29, 2027, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Class R6	Class C
1 Year	$595	$279	$78	$64	$179
3 Years	$797	$554	$243	$262	$554
5 Years	$1,015	$954	$422	$476	$954
10 Years	$1,641	$2,073	$942	$1,094	$2,073
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of the Fund’s portfolio.
The Fund’s Principal Investment Strategies
The Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities. The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income, as of the date of this prospectus.
Allocations	Approximate Target Allocation
Equity	60%
Fixed-Income	40%
With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter. Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary

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Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index.
With respect to fixed-income securities, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. Fort Washington Investment Advisors, Inc., the Fund’s sub-adviser (“Fort Washington”), primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.
The Fund may engage in frequent and active trading as part of its principal investment strategies. Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
Fort Washington, subject to approval by the Fund’s Adviser, may change the Fund’s target allocation to each asset class (or to additional asset classes) without prior approval from or notice to shareholders.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
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Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
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Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

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Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.
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Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.
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Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.
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Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
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Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.
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Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.
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Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.
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Prepayment Risk: The risk that a debt security may be paid off and proceeds reinvested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

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U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.
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Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
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Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.
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Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-adviser is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.
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Swap Agreements Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.
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Forward Foreign Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to a Fund and its shareholders.

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Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. To the extent that the securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. market is open, there are likely to be deviations between the current price of the securities held by the Fund and their last quoted price or the securities’ quote from the closed foreign market. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. To the extent a Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
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Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.
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Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
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Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.
Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.
Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.
Cybersecurity Risk: Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the

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Fund’s investments to lose value. The Fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.
The Fund’s Performance
Before the Fund commenced operations, the assets and liabilities of the Sentinel Balanced Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization on October 27, 2017 (the “Reorganization”). The investment objectives, guidelines, and restrictions of the Predecessor Fund were similar to those of the Fund. The performance information included prior to the Reorganization is that of the Predecessor Fund.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg US 3000 Index, the Russell 3000® Index and the Bloomberg US Aggregate Bond Index. The blend comprised of 60% Bloomberg US 1000 Index and 40% Bloomberg US Aggregate Bond Index and the blend comprised of 60% Russell 1000® Index and 40% Bloomberg US Aggregate Bond Index show how the Fund's performance compares against the returns of blended indexes with similar investment universes. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Balanced Fund — Class A Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	14.80%
Worst Quarter:	2nd Quarter 2022	(12.99)%
Year-To-Date:	9/30/2026	4.73%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown

Touchstone Balanced FundOctober 28, 2026
in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Touchstone Balanced FundOctober 28, 2026
Average Annual Total Returns For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Touchstone Balanced Fund - Class A
Return Before Taxes	7.91%	6.62%	9.31%
Return After Taxes on Distributions	6.49%	5.96%	8.07%
Return After Taxes on Distributions and Sale of Fund Shares	5.40%	5.06%	7.23%
Touchstone Balanced Fund - Class C
Return Before Taxes	11.72%	6.90%	9.21%
Touchstone Balanced Fund - Class Y
Return Before Taxes(1)	13.83%	7.95%	10.10%
Touchstone Balanced Fund - Class R6
Return Before Taxes(2)(3)	14.03%	8.05%	10.04%
Bloomberg US 3000 Index(4) (reflects no deduction for fees, expenses or taxes)	17.21%	13.09%	14.27%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Blend comprised of 60% Bloomberg US 1000 Index and 40% Bloomberg US Aggregate Bond Index(5) (reflects no deduction for fees, expenses or taxes)	13.82%	8.12%	9.83%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Blend comprised of 60% Russell 1000® Index and 40% Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	13.73%	8.18%	9.85%
(1)
Class Y shares of the Fund assumed the performance history of Class I shares of the Predecessor Fund.
(2)
An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.
(3)
The inception date of Class R6 shares was October 28, 2021. Class R6 shares’ performance was calculated using the historical performance of Class A shares for the periods prior to October 28, 2021. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class R6 shares.
(4)
The Fund changed its broad-based securities market index to the Bloomberg US 3000 Index which is similarly representative of the overall securities market applicable to the Fund.
(5)
The Fund changed its additional index to the blend compromised of 60% Bloomberg US 1000 Index and 40% Bloomberg US Aggregate Bond Index which has a similar investment universe to the Fund.
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Fort Washington Investment Advisors, Inc.	Daniel J. Carter, CFA	Since inception in October 2017	Managing Director & Senior Portfolio Manager
	James E. Wilhelm	Since inception in October 2017	Managing Director & Senior Portfolio Manager

Touchstone Balanced FundOctober 28, 2026
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
	Austin R. Kummer, CFA	Since inception in October 2017	Managing Director & Senior Portfolio Manager
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50
Class R6 shares held through Touchstone Securities, LLC (“Touchstone Securities”) require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Touchstone does not impose a minimum investment requirement on accounts held through a financial intermediary for Class R6 shares. However, financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, Class R6 and Class C shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Class R6 shares may be purchased directly through Touchstone Securities or through your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 534467, Pittsburgh, PA 15253-4467, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

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Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
TSF-TU69000-SUMPRO-2610

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